EXHIBIT 10.3

SEÑOR NOTARIO:

SÍRVASE USTED EXTENDER EN SU REGISTRO DE ESCRITURAS PÚBLICAS UNA EN LA QUE CONSTE EL CONTRATO DE TRANSFERENCIA DE DERECHOS MINEROS QUE OTORGA SOCIEDAD MINERA DE RESPONSABILIDAD LIMITADA ÉXITO XXIII, CON RUC 20513347520 CON DOMICILIO EN CALLE CASIMIRO ESPEJO NRO. 150 URB. SAN ISIDRO, DISTRITO DE SAN ISIDRO, DEBIDAMENTE REPRESENTADA POR SU GERENTE GENERAL SR. ELMER MOISÉS ROSALES CASTILLO, IDENTIFICADO CON DNI Nº 19419605 SEGÚN PODER QUE OBRA REGISTRADO EN LA PARTIDA Nº 11053869 DEL LIBRO DE SOCIEDADES LEGALES DE ZONA REGISTRAL Nº V SEDE TRUJILLO SUCESIVO DENOMINADO "LOS TRANSFERENTES", A FAVOR DE NILAM RESOURCES PERÚ SAC. CON RUC Nº 20517612945, DEBIDAMENTE REPRESENTADA POR SU GERENTE GENERAL SR. CARLOS ANDRES MENDOZA SALAZAR, PERUANO, CON DNI Nº 06755665, INDICANDO DOMICILIO EN AV. MALECÓN CISNEROS Nº 810 MIRAFLORES, LIMA, TAL COMO APARECEN DE LOS PODERES INSCRITOS EN LA FICHA Nº 12085101 DEL REGISTRO DE PERSONAS JURÍDICAS DE LA SUNARP, EN LOS SUCESIVO DENOMINADO "LA ADQUIRIENTE" EN LOS TÉRMINOS Y CONDICIONES SIGUIENTES:

PRIMERO: DE LA PROPIEDAD MINERA:

LOS TRANSFERENTES SON TITULARES DE LAS CONCESIONES DENOMINADAS:
NOMBRE----------------------------CODIGO----------------------HECTAREA------------------PARTIDA
LA PROSPERA XXI--------------010090904-------------------------1.000----------------------11702916
UBICADAS EN EL DISTRITO DE OCROS, PROVINCIA DE OCROS, DEPARTAMENTO ANCASH.
LA MINA PROSPERA--------------010394406------------------133.8649--------------------11616100
UBICADAS EN EL DISTRITO DE LUPA, PROVINCIA DE OCROS, DEPARTAMENTO ANCASH.
TOTAL: 1133.8649 HAS.
EN LO SUCESIVO DENOMINADAS "PROPIEDADES MINERAS".

LAS PROPIEDADES MINERAS FUERON FORMULADAS AL AMPARO DEL SISTEMA DE CUADRÍCULAS PREVISTO EN EL DECRETO LEGISLATJVO NO. 708. EN CONSECUENCIA, EL ÁREA DE LAS PROPIEDADES MINERAS SÓLO COMPRENDEN EL ÁREA LIBRE DISPONIBLE DE ACUERDO CON SU RESPECTIVO TÍTULO DE CONCESIÓN MINERA, SIN INCLUIR EL ÁREA DE OTROS DENUNCIOS, CONCESIONES O PETITORIOS MINEROS UBICADOS DENTRO DE SU PERÍMETRO, O SUPERPUESTOS A ELLA, NI DE AQUELLOS A LOS QUE LAS PROPIEDADES MINERAS SE PUDIERA SUPERPONER, NI DE AQUELLOS FORMULADOS AL AMPARO DE LEGISLACIONES ANTERIORES AL DECRETO LEGISLATIVO NO.708 CUYOS VÉRTICES ADQUIERAN O HUBIERAN ADQUIRIDO COORDENADAS UTM DEFINITIVAS, DE CONFORMIDAD CON LO PREVISTO EN EL ARTÍCULO 11 DE LA LEY NO.26615, EN CUYO CASO DEBERÁN SER RESPETADOS OBLIGATORIAMENTE POR LAS PROPIEDADES MINERAS.

SEGUNDO: OBJETO DEL CONTRATO Y VALOR DE LA TRANSFERENCIA:
EN VIRTUD DEL PRESENTE INSTRUMENTO Y CON ARREGLO A LOS ARTÍCULOS 163 Y 164 DEL TEXTO ÚNICO ORDENADO DE LA LEY GENERAL DE MINERÍA, APROBADO POR DECRETO SUPREMO 014-92-EM, LOS TRANSFERENTES TRANSFIEREN A LA ADQUIRIENTE LA TOTALIDAD DE LAS PROPIEDADES MINERAS.

EL VALOR DE TRANSFERENCIA DE CADA UNA DE LAS DOS PROPIEDADES MINERAS SON: LA PROSPERA XXI POR LA SUMA DE OCHENTA Y OCHO MIL CIENTO NOVENTA Y 00/100 DÓLARES AMERICANOS (US $ 88,190.00) Y LA MINA PROSPERA POR LA SUMA DE ONCE MIL OCHOCIENTOS DIEZ Y 00/100 DÓLARES AMERICANOS (US $ 11,810.00), LO QUE TOTALIZA UN CIEN MIL Y 00/100 DÓLARES AMERICANOS (US $ 100,000.00) SUMA QUE SERÁ PAGADA A LOS TRANSFERENTES, EN LA SIGUIENTE FORMA: CINCUENTA MIL Y 00/100 DOLARES AMERICANOS (US $ 50,000.00) A LA FIRMA DE LA MINUTA DE SIN MÁS COMPROBANTE Y CONFORMIDAD QUE LA SUSCRIPCIÓN DE ESTE CONTRATO Y EL SALDO DE CINCUENTA MIL Y 00/100 DOLARES AMERICANOS (US $ 50,000.00) A LA FIRMA DE LA ESCRITURA PÚBLICA A TRAVES DE UN CHEQUE DE GERENCIA DE UN BANCO DE PLAZA DE LIMA, QUE USTED SEÑOR NOTARIO SE SERVIRÁ INSERTAR.

LA ADQUIRIENTE DECLARA CONOCER EL ESTADO DEL PROCEDIMIENTO Y EL CONTENIDO DEL TÍTULO Y DE LA PARTIDA REGISTRAL DE LAS PROPIEDADES MINERAS, ASÍ COMO DEL PAGO DEL DERECHO DE VIGENCIA Y DEMÁS OBLIGACIONES Y DERECHOS APLICABLES A LAS PROPIEDADES MINERAS, DECLARANDO SU TOTAL CONFORMIDAD.

TERCERO: GASTOS:
SON DE CARGO DE LA ADQUIRIENTE LOS GASTOS NOTARIAL Y REGISTRAL NECESARIOS PARA ELEVAR ESTE CONTRATO A ESCRITURA PÚBLICA E INSCRIBIRLO EN EL REGISTRO PÚBLICO DE MINERÍA.

CUARTO: PAGO DE REGALIAS:
LAS PARTES ACUERDAN QUE LA ADQUIRIENTE REALIZARÁ UN PAGO POR DERECHO DE REGALÍAS A LA TRANSFERENTE EQUIVALENTE Al 1.5 % DEL VALOR DE VENTA DEL MINERAL NETO QUE SE OBTENGA DE LA EXPLOTACION. EL 1.5 % DE LA REGALÍA SE APLICARÁ SOBRE EL VALOR NETO TOTAL DE LA VENTA, NO SIENDO CARGO DEL TRANSFERENTE LOS GASTOS DE EXPLORACIÓN Y/O EXPLOTACIÓN Y/O CONCENTRACIÓN U OTROS. LOS FLETES SON DE CUENTA DE LA ADQUIRIENTE y NO ESTÁN CONSIDERADOS DENTRO DE LAS DEDUCCIONES AL PAGO DEL 1.5% DE LA REGALÍA. LOS PAGOS POR REGALÍA SE ABONARAN MENSUALMENTE DENTRO DE LOS VEINTE (20) DÍAS SIGUIENTES A LA VENTA REALIZADA DE LOS CONCENTRADOS U OTROS PRODUCTOS INTERMEDIOS A LA COMERCIALIZACIÓN, ACOMPAÑANDO COPIA DE LA LIQUIDACIÓN DEFINITIVA RECIBIDA POR LA ADQUIRIENTE, LA QUE SE DETERMINA POR EL MERCADO DE METALES DE LONDRES. LAS LIQUIDACIONES QUE SEAN OBJETADAS DENTRO DE LOS VEINTE (20) DÍAS SIGUIENTES DE CADA MES SE CONSIDERARAN ACEPTADAS Y CONFORMES. SE DEJA ESTABLECIDO QUE ESTAS REGALÍAS SE COMENZARAN A ABONAR DESDE El MOMENTO EN QUE SE INICIE LA VENTA DE CONCENTRADOS DE MINERALES PROCEDENTES DE LAS CONCESIONES MATERIA DE ESTE CONTRATO, DE ACUERDO A LAS CONDICIONES QUE SE MENCIONAN EN EL PARRAFO ANTERIOR.

AGREGUE USTED SEÑOR NOTARIO LA INTRODUCCIÓN Y CONCLUSIÓN DE LEY Y CURSE EL PARTE AL REGISTRO PÚBLICO DE MINERÍA PARA SU INSCRIPCIÓN.

LIMA, 28 DE NOVIEMBRE DEL 2007.

ELMER MOISÉS ROSALES CASTILLO
DNI Nº 19419605
SOCIEDAD MINERA DE RESPONSABILIDAD LIMITADA ÉXITO XXIII

CARLOS ANDRES MENDOZA SALAZAR
DNI N° 06755665
NlLAM RESOURCES PERÚ S.A.C.

MR. NOTARY:

PLEASE EXTEND IN YOUR REGISTRY OF PUBLIC DEED, ONE WHICH INCLUDES THE MINING RIGHTS TRANSFERENCE CONTRACT THAT SOCIEDAD MINERA DE RESPONSABILIDAD LIMITADA EXITO XXIII GRANT, WITH CONTRIBUTOR NUMBER  20513347520, ADDRESSED IN 150 CASIMIRO MIRROR STREET, SAN ISIDRO, SAN ISIDRO DISTRICT, PROPERLY REPRESENTED BY ITS GENERAL MANAGER MR. ELMER MOISÉS ROSALES CASTILLO, IDENTIFIED WITH DNI Nº 19419605 ACCORDING TO POWER REGISTERED IN CERTIFICATE Nº 11053869 OF LEGAL SOCIETIES BOOK OF REGISTRY ZONE Nº V,  LOCATED IN TRUJILLO, IN THE SUCCESSIVE DENOMINATED "THE ASSIGNER", IN FAVOR OF NILAM RESOURCES PERU SAC. WITH RUC Nº 20517612945, PROPERLY REPRESENTED BY ITS GENERAL MANAGER MR. CARLOS ANDRES MENDOZA SALAZAR, PERUVIAN, WITH DNI Nº 06755665, INDICATING ADDRESS IN 810 MALECON CISNEROS STREET, MIRAFLORES, LIMA, AS THEY APPEAR ON THE REGISTERED POWERS, CARD Nº 12085101 OF THE REGISTRY OF LEGAL PEOPLE OF SUNARP, IN THE SUCCESSIVE DENOMINATED "THE ASSIGNEE" IN THE FOLLOWING TERMS AND CONDITIONS:

FIRST: MINING PROPERTY:

THE ASSIGNER IS TITULAR OF THE CONCESSIONS DENOMINATED:

NAME ----------------------------------------CODE-------------------HECTARE------------CERTIFICATE
LA PROSPERA XXI-------------------010090904--------------------1.000---------------------11702916
LOCATED IN THE DISTRICT OF OCROS, OCROS PROVINCE, ANCASH DEPARTMENT.

LA MINA PROSPERA----------------010394406------------------133.8649------------------11616100
LOCATED IN LUPA DISTRICT, OCROS PROVINCE, ANCASH DEPARTMENT

TOTAL: 1133.8649 HAS.
FROM NOW ON DEFINED AS "MINING PROPERTIES".

THE MINING PROPERTY WAS FORMULATED UNDER A GRIDS SYSTEM, ANTICIPATED IN THE DECREE NUMBER 708. THEFORE, THE AREA OF THE MINING PROPERTY ONLY INCLUDES THE FREE AVAILABLE AREA ACCORDING WITH THEIR RESPECTIVE MINING CONCESSION TITLE, WITHOUT INCLUDING THE AREA OF OTHER DENOUNCEMENTS, CONCESSIONS OR PETITIONER MINERS LOCATED WITHIN THEIR PERIMETER, OR SUPERPOSED, NOR OF THOSE TO WHICH THE MINING PROPERTIES COULD BE SUPERPOSED, NOR OF THOSE FORMULATED UNDER  PREVIOUS LEGISLATIONS TO THE LEGISLATIVE DECREE NUMBER 708 WHOSE VERTEX WOULD OR HAVE ACQUIRE DEFINITE UTM COORDINATES IN ACCORDANCE WITH ARTICLE 11 OF LAW NUMBER 26615, IN WHICH CASE THEY MUST BE RESPECTED BY MINING PROPERTIES.

SECOND: TERMS OF THE AGREEMENT AND VALUE OF THE TRANSFER:

THROUGH THIS MEANS AND IN ACCORDANCE WITH ARTICLES 163 AND 164 OF THE GENERAL MINING LAW APPROVED BY SUPREME DECREE 014-92-EM, THE ASSIGNER TRANSFER TO THE ASSIGNEE THE WHOLE MINING PROPERTY RIGHT.

THE TRANSFERENCE VALUE OF THE TWO MINING PROPERTIES ARE: FOR LA PROSPERA XXI EIGHTY EIGHT THOUSANDS ONE HUNDRED NINETY AND 00/100 AMERICAN DOLLARS (US $ 88,190.00) AND FOR PROSPERA MINE ELEVEN THOUSAND EIGHT HUNDRED TEN AND 00/100 AMERICAN DOLLARS (US $ 11,810.00), TOTALIZING ONE HUNDRED THOUSAND AND 00/100 AMERICAN DOLLARS (US $ 100,000.00), AMOUNT THAT WILL BE PAID TO THE ASSIGNER IN TH FOLLOWING WAY: FIFTY THOUSAND AND 00/100 AMERICAN DOLLARS (US $ 50,000.00) AT THE SIGNATURE OF THE MINUTE, WITHOUT PROOF AND CONFORMITY THAN THE SUBSCRIPTION OF THIS CONTRACT AND FIFTY THOUSAND AND 00/100 AMERICAN DOLLARS (US $ 50,000.00) REMINDER AT THE SIGNATURE OF THE PUBLIC DEED THROUGH A CASHIER´S CHECK FROM A LIMA BANK, THAT THE NOTARY INSERT.

THE ASSIGNEE DECLARES TO KNOW THE PROCEDURE´S STATE AND REGISTRY CERTIFICATE OF THE MINING PROPERTIES, AS WELL AS THE PAYMENT FOR THE VALIDITY RIGHT AND OTHER OBLIGATIONS AND APPLICABLE RIGHTS TO THE MINING PROPERTIES, DECLARING THEIR TOTAL CONFORMITY.

THIRD: EXPENSES:

THE ASSIGNEE WILL ASSUME THE EXPENSES RELATED TO THE NOTARY´S SERVICE AND PUBLIC REGISTRY PROCEDURES, NECESSARY TO ELEVATE THIS CONTRACT FOR PUBLIC DEED AND TO REGISTER IT IN THE PUBLIC MINING REGISTRY.

FOURTH: ROYALTY PAYMENT:

THE PARTS DECIDE THAT THE ASSIGNEE WILL MAKE A PAYMENT FOR THE ROYALTY RIGHTS TO THE ASSIGNER EQUIVALENT TO 1,5 % OF THE NET MINERAL SALES VALUE THAT IS OBTAINED FROM EXPLOITATION. THE 1,5 % FROM THE ROYALTIES WILL BE APPLIED ON THE SALE´S TOTAL NET VALUE,  NOT BEING ASSIGNER´S POSITION THE EXPLORATION AND/OR EXPLOITATION (OPERATION) AND/OR CONCENTRATION OR OTHERS EXPENSES. FREIGHT ARE PAID BY THE ASSIGNEE AND ARE NOT CONSIDERED WITHIN THE 1.5% DEDUCTIONS PAYMENT OF THE ROYALTY. THE ROYALTY PAYMENTS WILL BE DONE BETWEEN THE TWENTY (20) FOLLOWING DAYS OF THE CONCENTRATES OR ANY OTHER INTERMEDIATE PRODUCT TO THE COMMERCIALIZATION SALES, TOGETHER WITH THE COPY OF THE DEFINITIVE LIQUIDATION RECEIVED BY THE ASSIGNEE, WHICH IS DETERMINED BY THE METAL MARKET OF LONDON. THE LIQUIDATIONS THAT ARE OBJECTED WITHIN THE TWENTY (20) FOLLOWING DAYS OF EVERY MONTH, WILL BE CONSIDERED ACCEPTED AND IN AGREEMENT. IT IS ESTABLISHED THAT THE PAYMENT OF THESE ROYALTIES WILL BEGUIN SINCE THE MOMENT THE MINERAL CONCENTRATES COMING FROM THE CONCESSIONS MATTER OF THIS CONTRACT BEGINS, ACCORDING TO THE CONDITIONS THAT ARE MENTIONED IN THE PREVIOUS PARAGRAPH.

PLEASE ADDS, NOTARY, THE INTRODUCTION AND CONCLUSION OF LAW AND CURSE THE PART TO THE MINING PUBLIC REGISTRY FOR ITS INSCRIPTION.

LIMA, NOVEMBER 28TH, 2007.

ELMER MOISÉS ROSALES CASTILLO
IDENTITY CARD NO. 19419605
SOCIEDAD MINERA DE RESPONSABILIDAD LIMITADA EXITO XXIII

CARLOS ANDRES MENDOZA SALAZAR
IDENTITY CARD NO. 06755665
NLLAM RESOURCES PERU SAC